Investor and Analyst Day June 23, 2011 Nasdaq: LGND Exhibit 99.1

Investor and Analyst Day John Higgins President and Chief Executive Officer 2

Safe Harbor Statement
• The following presentation contains forward-looking statements regarding Ligand’s prospects, plans and strategies, drug development programs and collaborations.  Forward-
looking statements include financial projections, expectations regarding research and development programs, and other statements including words such as “will,” “should,”
“could,” “plan,” etc. Actual events or results may differ from Ligand’s expectations. For example, expense reductions and drug development programs may not be realized.  In addition there can be no assurance that Ligand will achieve its guidance in 2011.
• The forward-looking statements made in the presentation are subject to several risk factors, including, but not limited to, Ligand’s reliance on collaborative partners for milestone and royalty payments, regulatory hurdles facing Ligand's, CyDex's and partner's product candidates, uncertainty regarding Ligand's, CyDex's and partner's product development costs, the possibility that Ligand's, CyDex's and partner's drug candidates might not be proved to be safe and efficacious and commercial performance of Ligand's and/or its partner's products.  Additional risks may apply to forward-looking statements made in this presentation.
• The risk factors facing Ligand are explained in greater detail in Ligand’s filings with the
SEC, including the most recently filed annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as other public filings.
• While forward-looking statements reflect our good faith beliefs (or those of the indicated
third parties), they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor and Analyst Day Agenda
Welcome and Company Overview John Higgins
Captisol
®
Technology Matt Foehr
Melphalan Program Rick White
Promacta Highlights Rob McKay
Thrombocytopenia in Hep C Nezam H. Afdhal, M.D.
Chief of Hepatology, Director of Liver Center,
Beth Israel Deaconess Medical Center
Financial Highlights John Sharp
Small Group Workshops
• Captisol – Powerful Enabling Technology
• “Shots on Goal” Portfolio
Questions and Answers / Reception

Small-Group Workshops
1. Captisol
®
– Powerful Enabling Technology
Matt Foehr –
Executive Vice President, Chief Operating Officer
JD Pipkin –
Senior Director, New Product Development
Vince Antle –
Senior Director, Technical Operations and Quality Assurance
2. “Shots-on-Goal” Portfolio
Rob McKay –
Senior Director, Business Development and Investor Relations
Syed Kazmi –
VP, Business Development and Strategic Planning
Rick White –
VP, Business Development and Marketing
Room
3
2

Ligand’s Business Model
Ligand's focus is to build a large portfolio of high
quality pharmaceutical assets that can drive
substantial cash flow and profitability. We operate
the business with an emphasis on focused drug
development and partnerships, with a disciplined and
highly selective cost structure.

7 Revenue Outlook Robust Pipeline Captisol ® – Enabling Technology High Quality Partners The Foundation of the Ligand Opportunity

Ligand is Doing Great
•
Significant expansion (doubling of portfolio to over 60 programs) in past 6 months as a result of Cydex acquisition
•
A number of positive news events by partners in 2011
•
Important new additions to senior management and Board of Directors
•
Most revenue generating assets ever on lowest cost structure
•
Positive clinical data announced in the past three months
•
Promacta
®
is a “now” story
•
Directors have personally purchased over $1.2 million of Ligand stock
(131,125 shares) over the past 6 months. Directors now own 10% of
Ligand.
•
Over past year, daily trading volume has increased by ~30%

Ligand’s Potential Downside
Individual project set-backs
Slower growth
Partners drop programs
Risk
Reward
The Investment Proposition: Risk vs. Reward
Ligand’s Potential Upside
Potential blockbuster product approved/
in-development
Near-term profitability
Well funded/financially disciplined
More royalty partnerships than any peer co
Attractive fully-owned pipeline
Substantial calendar of news flow
Large NOLs
We believe the upside reward is substantially greater than the downside risk

Ligand’s Potential Upside
List presented last summer (2010)
Updated Outlook
Potential blockbuster product approved/
in development
Data for Promacta
®
expected over next 6 months
Near-term profitability Projected to turn profitable by year-end 2011
Well funded/financially disciplined Lowest cost structure in company’s history
More royalty partnerships than any peer co Large portfolio of assets, doubled in over last 12 months
Attractive fully-owned pipeline SARM, diabetes, JAK 3, and melphalan programs
Substantial calendar of news flow
Continued news flow
Large NOLs
Continue to be ready to use following profitability

Potential Significant Revenue Expansion Over Next Several Years
*Plus license fees
Illustrative Growth
2015
2012
"Shots on Goal" Vision
Turning into Reality
Promacta
Avinza
Conbriza
Promacta
Nexterone
Avinza
Carfilzomib
Conbriza
Aprela
Nexterone
CXCR2
Carfilzomib
Clopidogrel
>$30 million revenue*
Melphalan
Carbamazepine
Merck Captisol
®
Program
>$200 million revenue*

Worldwide Quarterly Promacta
®
Revenue Growth
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
New markets and
new indications
should help
accelerate
revenue growth
Ligand and GSK reports
Ligand expects to
receive royalties
for another
14 years

Over 50 Partnered Programs
17%
9%
30%
39%
5%
• Over half of the partnered portfolio is Phase II or later
• Portfolio is highly diversified across many partners, stages of development and therapeutic areas
• Merck, GSK and Pfizer are our partners with the most programs
Marketed /
Approved
Phase III / NDA
Phase II
Phase I
PreClin
Ligand Portfolio: Partnered Programs

19%
12%
7%
26%
35%
• Programs are highly diversified across more than 10 therapeutic areas
• The therapeutic areas most represented in the portfolio are oncology, inflammation, neurology and metabolic disease
Ligand Portfolio: Total Portfolio Snapshot
Total Portfolio (Over 60 programs)
Marketed /
Approved
Phase III / NDA
Phase II
Phase I
PreClin

15 Ligand's Internal Pipeline Focus

Timing* Projected Event
3Q11 Carfilzomib NDA filing
Platform Captisol Partnership
4Q11 Promacta Phase III HepC Results
Aprela NDA filing
SARM program update
1Q12
Initiate pivotal Melphalan study
Top Line IL-9 Phase II Results
Clopidogrel 505(b)(2) study initiation
2Q12 Merck CXCR2/COPD Study Completion
Carfilzomib NDA Approval
Promacta sNDA filing for HepC
*Ligand internal estimates
Ligand Portfolio: Potential Upcoming News Flow

• High return late-stage
internal development
programs
• New opportunities
New
Shots
• High quality
relationships
• Significant
expansion of “shots
on goal”
Deals
• Powerful
enabling
technology
meeting key
needs
Captisol
Captisol
®
®
CyDex Acquisition: What has it brought to Ligand?

19 Captisol ® : The Need

Patented, chemically-modified cyclodextrin
Increase drug solubility, reduce site reactions
Versatile across molecule families and sizes
Safe, inactive, inert
Over 100 clinical studies
Type V Drug Master File
Captisol
®
: Enabling New Drugs

• Strong manufacturing technology and IP estate
•
Hovione Partnership
50 metric ton capacity for Captisol
®
, ability to double
Exclusive relationship with built-in site redundancy
•
Intellectual Property
8 patent families covering technology, 12 patent families for products
Formulation and process-based patent portfolio providing protection through 2029
Trade secrets, Drug Master File
Continuing internal innovation
Captisol
®
: Enabling New Drugs

22 Captisol ® : The Value

Approved or
pending
products
Broader
platform
relationships
with partners
who can
leverage
Captisol
®
in
more ways
Internal
Captisol-
enabled
®
development
programs
with potential
for high
returns
Captisol
®
: The Value

• Reformulation can bring meaningful innovation to
established medicines
• Late-stage internal development can create significant
value in exchange for relatively modest investment
• 505(b)(2) pathway leverages existing data
Lower development costs
Shorter timelines
Smaller infrastructure requirements
Captisol-enabled
®
Internal Development Programs

•
High dose conditioning treatment prior to
hematopoietic progenitor (stem) cell transplantation
for multiple myeloma
•
Orphan Drug Status
Market exclusivity, PDUFA fee waiver
•
Phase II dosing now completed
Interim results presented at ASCO
•
Pivotal trial projected to begin early 2012
Captisol-enabled
®
PG-Free Melphalan

Continuing need for new
and innovative therapies
Multiple Myeloma
Second most common
hematologic cancer
50,000 patients
in the U.S., 20,000
diagnosed annually
Area of growing
industry interest
Transplant remains
a centerpiece in
managing disease
progression

28 Multiple Myeloma: Disease Treatment and Progression

Deep Freeze
Thawing and infusion of
patient stem cells
Autologous
Stem
Cells
Autologous
Stem
Cells
Autologous
Stem
Cells
High Dose
Chemotherapy
Cryopreservation of
patient stem cells
Mobilization and
leukapheresis of
patient stem cells
Multiple Myeloma: Stem Cell Transplantation

Captisol-enabled
®
Melphalan for
Injection
Ligand
Internal Development Asset
One vial system
Propylene glycol-free
24-hr infusion window
Treatment Flexibility
Alkeran
®
Launched in 1993
GlaxoSmithKline
Two vial system
Propylene glycol diluent
60-min infusion window
Per label limitations
Melphalan Product Comparison

Captisol-enabled
®
Melphalan for
Injection
Ligand
Internal Development Asset
One vial system
Propylene glycol-free
24-hr infusion window
Treatment Flexibility
Product Advantages:
• Improved stability and use time in an all
aqueous formulation
• Longer administration durations, slower
infusion rates
• Elimination of two-vial system
Physicians expected to:
• Safely achieve higher dose intensity
• Easily deliver concomitant meds in high-
dose regimens
• Modulate dose to patient tolerability
• Higher dosage potential for improved
response rates
Melphalan Product Comparison

•
IMS Reports Sales of $85MM for Rolling 12 Month Period
•
Majority of the Current Usage as a High Dose Conditioning Agent Prior to
Autologous Stem Cell Transplant in Multiple Myeloma Patients (currently off label)
•
Potential Label, and Orphan Designation, for Captisol-enabled
®
Propylene
Glycol-Free Melphalan Addresses this Market
•
Unmet Medical Need with the Current Standard of Care:
Stability following reconstitution (60 minutes)
Limits on Absolute Daily Dosing
Limits on Duration of Infusion
Potential Adverse Reactions Due to Co-Solvent (propylene glycol)
Melphalan Market

A Marketing and Sales effort could be relatively lean and efficient
•
Melphalan therapy is well understood and entrenched, with few influential bone-marrow-transplant hospitals
“Ultra-niche” call universe
•
Benefits of Captisol-enabled
®
Melphalan formulation are easily
positioned
•
Effective promotion with lean sales organization achievable
•
Orphan Indication has favorable payer landscape (public and private)
Compass/Defined Health survey, 2009
Captisol-enabled
®
Melphalan: Opportunity

34 Captisol-enabled ® Melphalan: Projected Timeline

The Shots on Goal Model
8 Assets Currently
Generating Commercial
Revenue
Over 50
Partnered Programs
Over 60
Total Programs
Over 25
Different Partners
Over 10
Therapeutic Areas
Minimizing Risk Through Portfolio Size and Diversification
10 Potential New
Approvals in
the Next 4 Years
-
-

The Value Pyramid For Ligand Assets
The Top of the Value Pyramid for Ligand is Promacta
Avinza
Carfilzomib
Aprela  Nexterone
CXCR2 Viviant
Over 50 Additional Programs
from Preclinical to PIII
• There are numerous programs in
the Ligand portfolio today which
add significant value to the
business
• But, Ligand’s royalty interest in the
Promacta franchise at GSK is the
most valuable single asset Ligand
owns

Promacta  Background
• What is Promacta
Promacta is a once-daily oral medicine that activates the thrombopoietin
(TPO) receptor
Activation of the TPO receptor causes platelets to increase, relieving conditions of low platelets known as thrombocytopenia
• History
Ligand and GSK jointly discovered Promacta as part of a thrombopoietin
(TPO) receptor agonist research collaboration started in 1995
GSK later licensed from Ligand the follow-on TPO receptor agonist LGD-4665 in 2008

Approved for ITP
Marketed by GSK
PIII HepC Data Release in 3Q/4Q11
Promacta Follow-On : GSK-5921
5-10%, blended 9% on $1B in Sales
An Approved Drug in All Major Markets
Promacta
®
: The Foundation of the Ligand Growth Story
Aspects Of The Promacta Franchise Make It An Ideal
Foundation For Ligand’s Financial Growth Story
Significant Royalty Interest
Major Upcoming Catalyst Events
Long Patent Protection
Major Potential for Label Expansion
Marketed by a Premier Pharma Company
Life-Cycle Management Opportunity
ITP HepC Oncology Others
Patented until July 2025

Promacta Program Recent Developments (1 of 2)
• New ITP Launches Around the World
EU, Japan, South America
• Increased ITP Sales
World-wide ITP sales in 1Q2011 increased 109% over 1Q2010
The Promacta ITP Franchise Has Continued To
Generate Positive News In The Past Year

Promacta Program Recent Developments (2 of 2)
• Full ITP Approval Granted by FDA
GSK completed post-approval commitment of generating long-term safety data
Label now includes efficacy and safety data from RAISE, 6-month ITP study
Since 2008, GSK has been working with FDA. Studies submitted:
• 6-month efficacy and safety data
• 2-year safety data in chronic ITP
• Updates from chronic liver disease (ELEVATE) trial
The Promacta ITP Franchise Has Continued To
Generate Positive News In The Past Year

Idiopathic Thrombocytopenia Purpura (ITP)
Phase I
Phase II
Phase III
Approved
Hepatitis C-Related Thrombocytopenia
Oncology-Related
Thrombocytopenia
Clinical Studies
2 P-III Studies
GSK Is Investing Significantly In The
Growth Of The Promacta Franchise
11 PI and PII Studies
Approved
(Label Expansion
Studies Ongoing)
GSK Investment in Promacta Franchise Expansion

Patients
needed
to potentially
reach
$1B
in sales
Thrombocytopenia Is Comprised Of Multiple Sub-Markets of
Thrombocytopenia-Inducing Diseases, Similar to Anemia and Neutropenia
Wall Street Research on GSK published Nov. 21, 2005
Thrombocytopenia: A Multibillion Dollar Platelet Potential

Significant Revenue Growth Potential for Ligand
Territory Expansion
Indication Expansion
• HepC
• Oncology
• Others
+
+
Long IP Protection
2025
Expansion of the Promacta Franchise
Translates Into Significant Revenue Growth for Ligand
Promacta Royalty
Illustrative Ligand Revenue
Annual Sales Royalty
<$100M 4.70%
$100M-$200M 6.60%
$200M-$400M 7.5%
$400M-$1.5B 9.40%
>1.5B 9.30%
Annual
Sales
Blended
Royalty
Ligand
Revenue
$500M 7.1% $36M
$1B 8.3% $83M
$1.5B 8.6% $130M

45 45 The Role for Eltrombopag (Promacta) in the Treatment of HepC-Related Thrombocytopenia N. Afdhal M.D Beth Israel Deaconess Liver Center Harvard Medical School

46 46 Agenda Eltrombopag and thrombocytopenia Current status of HCV therapy The ENABLE 1 and ENABLE 2 P-III Studies ELEVATE Study – conclusions on Eltrombopag safety

47 47
The Unmet Medical Need for Thrombocytopenia
Thrombocytopenia is a major factor in patients being unable to achieve a desired clinical outcome in dozens of diseases
Currently estimated to be nearly two million patients annually in the
US who need to be treated for thrombocytopenia
Current non-drug techniques used to increase platelets (i.e. platelet transfusion, splenectomy) are costly, risky, and inconvenient.
The need for a more convenient and effective method for combating thrombocytopenia is clear

48 48
Liver Disease–Associated Thrombocytopenia
Platelet counts may be as low as
20,000–40,000/ L
Prevalence of thrombocytopenia
increases with severity of liver disease
Degree of thrombocytopenia correlated
with severity of liver disease
Thrombocytopenia predictive of
reduced 5-year survival
Thrombocytopenia may develop or
worsen with interferon-based therapy
4% in recent DAA trials
Degree of Liver
Damage
Thrombocytopenia
Prevalence
Normal liver 2.3%
Fatty liver 5.1%
Chronic hepatitis 20.3%
Advanced liver
disease
31.8%

49 49
Eltrombopag
Thrombopoietin receptor agonist
Oral, once-daily tablet
Induces megakaryocyte
proliferation and differentiation
Increases platelet counts in
patients with HCV¹
1. McHutchison J, et al.N Engl J Med.
2007;357:2227–2236.

50 50 Current Status of HCV therapy and the Role for Eltrombopag

Thrombocytopenia, HepC, and Eltrombopag
Nearly 10% of HepC patients in the US suffer from treatment-limiting thrombocytopenia
These patients have significantly worse outcomes due to their underlying liver disease and inability to complete antiviral therapies
Eltrombopag PII data demonstrates that this drug may be useful for these patients to overcome thrombocytopenia limitations and
complete antiviral therapy
Key question arising around the eltrombopag HepC opportunity
How will new HepC therapies impact the need for eltrombopag?
Is there a long-term safety concern for eltrombopag because of the ELEVATE study results?

HCV Pipeline* by MOA and Stage of Development
3/2/2010 – selected
compounds only.
*Publicly available information via press release, corporate presentations, and assumptions based on patent filings.

Target “Regimen” Outcomes
Today’s Regimen
2015+
Target
IFN + Ribavirin (R)
G1-Naive
• SVR = 40%
• Duration = 48 weeks
G2-3 Naïve
• SVR = 75%
• Duration = 24 weeks
G1-Experienced
• No meaningful option
• Frequent dosing and
poor tolerability
New Triple / Quad
Combo Regimens
• Highest possible SVR
• No / low resistance
• Better tolerability
• Shorter durations
• Simplified delivery
1.
IFN + R + DAA
2.
IFN + DAA + DAA
3.
IFN + R + DAA + DAA
4. DAA + DAA (+ DAA)
IFN = Interferon
R = Ribavirin
DAA = Novel Direct Acting Antiviral agents
Regimen 4. High risk / low probability / far away / no PoC

SVR Rates in Telaprevir-Treated Patients Compared with
Peginterferon/Ribavirin Alone
Jacobson IM et al. Hepatology.
2010;52(Suppl 1):Abstract 211.
Telaprevier
12 weeks +
Peg/Riba
48 weeks
Telaprevier
8 weeks +
Peg/Riba
48 weeks
Peg/Riba
48 weeks

The Impact of New HepC Therapies on the Use
of Eltrombopag in HepC
Underlying thrombocytopenia is still an issue for many HepC patients
The new protease inhibitors do not change that fact
•
New protease inhibitor therapies slightly increase the rate of thrombocytopenia
Due to increased SVR seen with new cocktails, the need for
eltrombopag should actually increase
•
Higher SVR rates may encourage doctors to treat more
aggressively those patients with thrombocytopenia

56 56 Eltrombopag Clinical Studies HepC Studies

Eltrombopag PII HepC Study Design
4 wk
12 wk
PEG-IFN + ribavirin
+ eltrombopag
Pre-antiviral
Eltrombopag
4 wk
4 wk
4 wk
12 wk + Eltrombopag
12 wk + Eltrombopag
12 wk + Eltrombopag
INITIATE
antiviral Rx if platelets
>70–100 K/µL
30 mg
50 mg
75 mg
PART 1                                         PART 2
4 wk
4 wk
4 wk
4 wk
Follow-up

PLACEBO 30 mg 50 mg 75 mg 0.0007 0.0003 < 0.0001 0% 74% 75% 95% 0% 20% 40% 60% 80% 100% McHutchison, NEJM 2007 58 Phase II: Primary Efficacy Endpoint Platelet count 100,000/uL at Week 4

59 59 PLACEBO 30 mg 50 mg 75 mg 6% 53% 36% 65% 0% 20% 40% 60% 80% 100% Phase II: Subjects Completing 12 Weeks of PEG-IFN Therapy

Phase II: Median Platelet Count > 200K without thrombotic events 0 50 100 150 200 250 0 14 28 42 56 70 84 98 112 Placebo 30 mg 50 mg 75 mg INITIATION MAINTENANCE Study Day McHutchison, AASLD 2006 60

Treatment Group, n (%)
PBO
N=18
30mg
N=14
50mg
N=19
75mg
N=23
Any AE 10 (56) 11 (79) 10 (53) 13 (57)
Headache 3 (17) 5 (36) 3 (16) 4 (17)
Dry mouth 1 (6) 2 (14) 2 (11) 2 (9)
Pruritus 0 0 0 2 (9)
Nausea 0 1 (7) 2 (11) 1 (4)
Fatigue 0 0 2 (11) 1 (4)
Upper abdominal pain 0 2 (14) 2 (11) 0
Insomnia 0 0 2 (11) 0
Arthralgia 0 2 (14) 1 (5) 0
No thromboembolic or elevated LFT events of concern
Phase II: Adverse Events – Pre-Antiviral Phase

62 62
Phase II: Conclusions
Eltrombopag increased platelet counts in subjects in all dose groups
A significant number of subjects achieved the primary endpoint (Week 4)
in all dose groups compared to placebo
Eltrombopag enabled 45/56 subjects to initiate IFN therapy
– 31 subjects completed 12 weeks of IFN therapy
Preliminary PK findings in general indicate exposure increases with dose with wide variability
No safety signals of concern in this initial short term study
Safety and efficacy data supports further investigation of eltrombopag in this patient population

Two parallel global Phase III studies
ENABLE 1 and 2

peginterferon
alfa-2a (PEGASYS)
plus ribavirin –
ENABLE 1
peginterferon
alfa-2b (PEG-Intron)
plus ribavirin –
ENABLE 2
ltrombopag to
INitiate
and Maintain Interferon  ntiviral Treatment
to Benefit Subjects with Hepatitis C related Liver DiseasE
E
A

Pre-Antiviral Phase
Open-label eltrombopag
(2 – 9 weeks)
Antiviral Phase
Randomized
(up to 48 weeks)
platelets
>90,000/uL (E1)
or
100,000/uL (E2)
25mg>50mg>75mg>100mg
• 2:1 randomization eltrombopag:placebo
• Dose titration of eltrombopag allowed throughout
• Primary endpoint = proportion of patients achieving SVR (6M off –Tx)
• N=750 dosed/675 randomized study
• 3 regions, 26 countries, >250 centres
SVR
SVR
6 months
off-Tx
Randomized Withdrawal Design
open label
eltrombopag
Eltrombopag
+ PEG-IFN/Rib
Placebo
+ PEG-IFN/Rib

65 65
Screening
45
Days
Platelets
<75K/µL
Pre-Antiviral Treatment Phase
Open-label eltrombopag dosed for
up to 9wks until platelet count
increases to enable initiation of
antiviral therapy.
Part 1 (2-9 Wks)
Open-Label
Platelets 90K/µL*
Platelets 90K/µL*
Platelets 90K/µL*
*Platelets
<90K/µL
*Platelets
<90K/µL
*Platelets
<90K/µL
WD
START
*Platelets
<90K/µL
Platelets 90K/µL*
*90K/µL (ENABLE 1)
100K/µL (ENABLE 2)
2:1 Randomisation (Eltrombopag:Placebo)
Eltrombopag
plus
Antiviral Therapy
Antiviral Treatment Phase
Randomised either to
maintain dose of
eltrombopag from Part
1 or to matched
placebo.
Part 2 ( 48 Wks)
Double-Blind
Placebo
plus
Antiviral Therapy
or
a
24 Week FU
Ocular/SVR
a
Post-last dose of
investigational
product.
ENABLE 1 and 2 Study Design
25mg
2 Weeks
50mg
1-2 Weeks
75mg
1-2 Weeks
100mg
1-3 Weeks

SVR rate defined as percentage of subjects with non-detectable
HCV-RNA at 24 weeks post-completion of the planned treatment period
Platelet count 90-100,000/ L in Part 1
Dose modifications
Safety and tolerability
Platelet counts
PK
RVR, EVR and ETR
Health-related quality of life
Safety modified to include risk of thrombotic events – both studies completed without DSMB concerns
Endpoints

Eltrombopag Safety Summary ELEVATE Study and Safety 67

Eltrombopag in Chronic Liver Disease Patients
with Thrombocytopenia Undergoing an Elective
Invasive Procedure: Results from ELEVATE,
a Randomised Clinical Trial
N. Afdhal, E. Giannini,² G.N. Tayyab, A. Mohsin,
4
J-W. Lee,
5
A. Andriulli,
6
L. Jeffers,
7
J. McHutchison,
8
F. Campbell,
9
N. Blackman,
10
D. Hyde,
9
A. Brainsky,
11
D. Theodore
12
1. Division of Gastroenterology/Liver Center, Beth Israel Deaconess Medical Center, Boston, MA, USA;  2. Gastroenterology Unit, Department of Internal
Medicine, University of Genoa, Genoa, Italy;  3. Department of Medicine, Gastroenterology and Hepatology, Post Graduate Medical Institute, and Lahore
General Hospital, Lahore, Pakistan;  4. Department of Gastroenterology, Services Hospital Lahore, Services Institute of Medical Sciences, Lahore,
Pakistan;  5. Department of Internal Medicine, Inha University Hospital and School of Medicine, Incheon, Korea;  6. Department of Internal Medicine,
Division of Gastroenterology, Casa Sollievo Sofferenza Hospital, San Giovanni Rotondo, Italy;  7. Center for Liver Diseases, University of Miami, Miller
School of Medicine, Miami, FL, USA;  8. Division of Gastroenterology, Duke University Medical Center, Durham, NC, USA;  9. Clinical Development,
GlaxoSmithKline, Stockley Park, Uxbridge, UK;  10. Biometrics and Epidemiology, GlaxoSmithKline, Collegeville, PA, USA;  11. Clinical Development,
GlaxoSmithKline, Collegeville, PA, USA;  12. Clinical Development, GlaxoSmithKline, Research Triangle Park, NC, USA
1
3

Difference 53% (95% CI: 43, 62)
p
< 0.0001
0
10
20
30
40
50
60
80
100
Placebo
(N = 147)
Eltrombopag
(N = 145)
70
90
72%
19%
n = 28 n = 104
Primary Endpoint: Avoiding Platelet
Transfusions with Elective Invasive Procedure

Placebo
(N = 145)
Eltrombopag
(N = 143)
n (%) n (%)
Bleeding 25 (17) 19 (13)
Thrombotic event 2 (1) 6 (4)
Ocular (focus on cataracts / visual
acuity decrease)
6 (4) 6 (4)
Malignancies* 1 (<1) 1 (<1)
Selected Adverse Events

* Basal cell carcinoma (Grade 2) reported for one patient receiving placebo and B cell lymphoma (Grade 4) reported for one patient receiving eltrombopag; neither was considered to be related to treatment by the investigator.

71 71
Thrombotic event
Temporal
relationship to last
dose
Temporal
relationship to
procedure
Platelet count at
event (Gi/L)
Procedure
PV / SMV thrombosis +1 –6 days 417
Brain tumour
resection
PV thrombosis +5 +4 days 288
Oesophageal
variceal ligation
SMV thrombosis +8 +7 days 235 Dental extraction
SMV / mesenteric
thrombosis
+9 +7 days 289 HCC ablation
SPV thrombosis +14 +13 days 241 TACE
PV thrombosis +38 +34 days 33
Oesophageal
variceal ligation
Acute MI +20 +19 days 83 Colon resection
Non-occlusive PV and
mesenteric thrombosis
+128 +128 days Unknown
Oesophagoduo-
denoscopy
PV, portal vein; SMV, superior mesenteric vein; SPV, spleno-portal vein; MI, myocardial infarction
Eltrombopag
Placebo
Summary of Thrombotic Events

72 72 Platelet count >200,000/µL YES NO 47 patients (16%) 241 patients (84%) YES = 5 (10.6%) NO = 42 (89.4%) YES = 3 (1.2%) NO = 238 (98.8%) TEs Thrombotic Events and Platelet Count

73 73
ELEVATE Conclusions
Eltrombopag 75 mg for 14 days
– Reduced the need for platelet transfusions in CLD patients with thrombocytopenia undergoing elective invasive
procedures
– Increased platelets during treatment period and up to 2
weeks following treatment
– Similar incidence of adverse events and serious adverse
events
– More thrombotic events in the eltrombopag group
Relationship demonstrated for elevation of platelets
Procedure with endovascular inflammation essential feature

74 74
ENABLE studies are expected to confirm role of eltrombopag in HCV therapy in 2011
Eltrombopag is expected to be more widely used in HCV – increased
SVR – increased treatment
Long term safety of eltrombopag  continues to be better understood and  continued expansion of the eltrombopag franchise is warranted
Eltrombopag Summary

75 Financial Highlights John Sharp Vice President, Finance and Chief Financial Officer Ligand Pharmaceuticals Incorporated

2011 Revenue Outlook
•
Total 2011 revenue currently projected to
be $22 - $24 million
–
$11 - $12 million from Captisol sales
–
$8 million from royalties
–
$3 - $4 million from license and other
•
Potential for additional sources of
revenue and cash in 2011 above these
projections based on new license
agreements
2011 Revenue Breakdown*
License And Other
Royalties
Material Sales
*Excludes revenue from new deals, if any
~15%
~35%
~50%

Financial Guidance
2011 Guidance:
•
Revenue of $22 - $24 million
•
Operating expenses projected to be ~$20 million
–
Average gross margin on material sales of approximately 60%
•
Projecting turning profitable on an operating basis and
having positive cash flow from operations by the 4
quarter of 2011
• Cash at year-end projected to be ~$20 million
th

Low Cost Structure
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
2007 2008 2009 2010 2011*
G&A
R&D
* High end of expense guidance range
• Ligand has significantly reduced expenses over the last several years
• During the same period, the company closed 5 acquisitions while significantly expanding its asset base
Pharmacopeia Acquisition
Neurogen Acquisition
Metabasis Acquisition
CyDex Acquisition
IL9 Account Acquisition

79 Multiple Future Revenue Sources • 8 programs currently generating royalty revenues • Over 50 partnered programs • Numerous internal programs • Growing Captisol business

Expected Revenue Growth
*Excludes revenue from new deals, if any
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2011 Guidance*
2013 Illustrative
License & Other
Material Sales
Royalty
• Revenue could potentially double within two years on similar cost structure
• Recurring and high-growth royalty revenue projected to drive the majority of revenue in 2013
*

High Quality Revenue
Future revenue drivers:
–
Increased royalties from multiple commercial products
(Promacta,Conbriza, Carfilzomib, Nexterone, etc…)
–
Steadily increasing Captisol sales
–
Less dependence on “one-time” license/milestone events
•
Continued potential for additional sources of revenue and cash from new license agreements

Value of Net Operating Loss Carryforwards (NOL)
• Ligand has accumulated substantial NOL’s through our operating history and acquisitions
• NOL’s should provide significant relief on taxable income if the company turns profitable
•
NOL’s as of December 31, 2010 = $438 million
•
Due to tax code, NOL’s are limited in the quantity and the timing in which they can be used, so we do not expect to get a full offset on taxable income immediately
•
Estimated net present value of NOL’s = ~$100M
•
In near-term, the NOL tax should reduce federal tax rate from 34%
down to 2% (AMT)
•
Additionally, Ligand has ~$16 million of federal R&D Tax Credits

Ligand Pharmaceuticals Incorporated 83 83 83 83 “Shots on Goal” Portfolio 2011 Ligand Analyst Day Workshop

The “Shots on Goal” Model at Ligand
• The low ROI for biopharma R&D suggests that sharing the cost and risk of R&D through partnering is a preferred route to meaningful ROI
• Ligand has assembled the largest portfolio of partnered assets of any company in its biopharma peer group
– Now over 50 assets fully funded by partners
• A focus on assembling partnered assets allows Ligand to run a very lean cost structure without  significantly high R&D costs
• Coupled with our cost structure,
this portfolio of assets gives
Ligand a reasonable probability of
becoming a sustainably profitable
biopharma business

Industry Unique Partnered Asset Portfolio
• Over 25 different partners
• Over 10 different
therapeutic areas
• Over half of the portfolio is
PII or later
• Ligand estimates that
partners spend over
$150M per year on this
portfolio
• Significant  quarterly news
flow

Portfolio Asset Highlights
• PIII/NDA
• Captisol-enabled
proteasome
inhibitor for multiple
myeloma
• Ligand eligible to
receive milestones,
royalties and
material sales
revenue
• Potential 2012
launch
• Beyond Promacta, there are multiple-late stage programs in the portfolio that offer Ligand opportunities for substantial future revenue growth
Onyx
Carfilzomib
Merck
CXCR2
Pfizer
Aprela
Merck
Captisol Program
• PII
• Novel CXCR2
antagonist for
COPD
• Ligand eligible to
receive milestones
and royalties
• Potential 2015
launch
• PIII
• Combination of
Viviant and
Premarin for
menopausal
symptoms
• Ligand eligible to
receive milestones
and royalties
• Potential 2013
launch
• PII
• Captisol-enabled
undisclosed
program
• Ligand  eligible to
receive milestones
and material sales
revenue
• Potential 2013
launch
Over 40 Other Programs from Preclinical to Phase III Represent
Another Potential Revenue Wave

Quality Portfolio News Flow
• New Territory Launches
• New Product Launches
• NDA Approvals
• NDA Filings
3Q11
4Q11 1Q12 2Q12 3Q12 4Q12
The Size of the Portfolio Generates Regular,
Meaningful,
Quarterly News Flow
• PIII Data Releases
• PIII Trial Initiations
• PII Data Releases
Promacta
Nexterone
Viviant
Aprela
Carfilzomib
CXCR2
IL-9
CDK
Merck Captisol
Clopidogrel
Others

Deep Partner Relationships
• PII CXCR2 (COPD)
• PII CDK Inhibitor
(oncology)
• PI BACE (Alzheimers)
• Captisol Program
• Promacta ITP
• Promacta HepC
• Promacta Oncology
• LGD 4665/GSK 3521
• Viviant
• Aprela
• Marketed Captisol
Products
Ligand has Multiple Broad and Diverse Relationships
With Premier Pharma Companies

Ligand Business Development
LIGAND
REVENUE DRIVERS
LIGAND
PROPRIETARY PIPELINE
LIGAND
BUSINESS
DEVELOPMENT
Ligand business development is the core engine that drives the shots on goal model
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